                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549
================================================================================
                            SCHEDULE  14A  INFORMATION

  PROXY  STATEMENT  PURSUANT  TO  SECTION 14(A) OF THE SECURITIES  EXCHANGE  ACT
                                    OF  1934

Filed  by  the  Registrant  [X]

Filed  by  a  Party  other  than  the  Registrant  [_]

Check  the  appropriate  box:

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]  Preliminary  Proxy  Statement

[X]  Definitive  Proxy  Statement

[_]  Definitive  Additional  Materials

[_]  Soliciting  Material  Pursuant  to  Rule  14a-11(c)  or  Rule  14a-12

                                  ABC-NACO INC.
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             (Name  of  Registrant  as  Specified  in  Its  Charter)
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    (Name  of Person(s) Filing Proxy Statement if other than the Registrant)
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 Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]  No  fee  required.

[_]  Fee computed on  table  below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title  of  each  class  of  securities  to  which  transaction  applies:
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(2)  Aggregate  number  of  securities  to  which  transaction  applies:
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(3)  Per  unit  price  or   other  underlying  value  of  transaction  computed
pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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(4)  Proposed  maximum  aggregate  value  of  transaction:
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(5)  Total  fee  paid:
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[_]  Fee  paid  previously  with  preliminary  materials.
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[_]  Check  box  if  any  part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount  previously  paid:
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(2)  Form,  schedule  or  registration  statement  no.:
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(3)  Filing  party:
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(4)  Date  filed:
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

                                  ABC-NACO INC.
                        2001 BUTTERFIELD ROAD, SUITE 502
                          DOWNERS GROVE, ILLINOIS 60515

                                 March 13, 2000


Dear  Fellow  Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of ABC-NACO Inc. to be held on Thursday, April 20, 2000 at 9:00 a.m., local time, in the Shareholders' Room (21st Floor) of Bank of America Illinois, 231 S. LaSalle Street, Chicago, Illinois, 60604.

     Enclosed you will find a notice setting forth the business expected to come before the meeting, the Proxy Statement, a form of proxy and a copy of the Company's Annual Report.

     Whether or not you plan to attend the meeting in person, your shares should be represented and voted at the meeting. After reading the enclosed Proxy Statement, kindly complete, sign, date and promptly return the proxy in the enclosed self-addressed envelope. No postage is required if it is mailed in the United States. Submitting the proxy will not preclude you from voting in person at the meeting should you later decide to do so. Your cooperation in promptly submitting your proxy is greatly appreciated.

     We  look  forward  to  seeing  you  at  the  meeting.

Sincerely,

/s/ Donald W. Grinter
Donald  W.  Grinter
Chairman  of  the  Board

/s/ Joseph A. Seher
Joseph  A.  Seher
Chief  Executive  Officer

                                  ABC-NACO INC.
                        2001 BUTTERFIELD ROAD, SUITE 502
                          DOWNERS GROVE, ILLINOIS 60515


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 March 13, 2000

     The Annual Meeting of Stockholders of ABC-NACO Inc. (the "Company") will be held on Thursday, April 20, 2000 at 9:00 a.m., local time, in the Stockholders' Room (21st Floor) of Bank of America Illinois, 231 S. LaSalle Street, Chicago, Illinois, 60604, for the following purposes:

1. To elect to the Board of Directors for a three-year term one class of directors, consisting of two directors;

2. To ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants; and

3. To transact any other business that may properly come before the meeting.

     The record date for the determination of the stockholders entitled to vote at the Annual Meeting, or any adjournments or postponements thereof, was the close of business on February 28, 2000. Additional information regarding the matters to be acted on at the Annual Meeting can be found in the accompanying Proxy Statement.

By  Order  of  the  Board  of  Directors,

/s/ Mark F. Baggio
Mark F. Baggio
Vice  President,  General  Counsel  and
Secretary
_________
YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY, FOR WHICH A RETURN ENVELOPE IS PROVIDED, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING.









                                  ABC-NACO INC.
                        2001 BUTTERFIELD ROAD, SUITE 502
                          DOWNERS GROVE, ILLINOIS 60515

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 20, 2000

                                     GENERAL

     You are receiving this proxy statement and proxy card from us because you own shares of common stock in ABC-NACO Inc. (the "Company"). The Company recently changed its fiscal year-end to December 31 from July 31. As a result of this change, the Company is holding its Annual Meeting in April and providing this proxy statement and proxy card at this time. This proxy statement describes the proposals on which we would like you to vote. It also gives you information so that you can make an informed decision. We first mailed this proxy statement and the form of proxy to stockholders on or about March 13, 2000.

     The terms "Fiscal 1999," "Fiscal 1998," and "Fiscal 1997" as used in this proxy statement refer to the twelve month periods ended July 31, 1999, 1998 and 1997, respectively. The term "Transition Period" as used in this proxy statement refers to the five-month period ended December 31, 1999. Following the Transition Period, the Company's next reporting year will be the twelve-month period ended December 31, 2000.

                              VOTING AT THE MEETING

DATE,  TIME  AND  PLACE  OF  THE  MEETING

     We will hold the annual meeting in the Stockholders' Room (21st Floor) of Bank of America Illinois, 231 South LaSalle Street, Chicago, Illinois 60604, at 9:00 a.m., local time, on April 20, 2000.

WHO  CAN  VOTE

     Record holders of the Company's common stock at the close of business on February 28, 2000 are entitled to notice of and to vote at the meeting. On the record date, approximately 19,061,132 shares of common stock were issued and outstanding and held by approximately 95 holders of record.

QUORUM  FOR  THE  MEETING

     A quorum of stockholders is necessary to take action at the annual meeting. A majority of the outstanding shares of common stock of the Company, represented in person or by proxy, will constitute a quorum. Votes cast by proxy or in person at the annual meeting will be tabulated by the inspector of election appointed for the annual meeting. The inspector of election will determine whether a quorum is present at the annual meeting. The inspector of election will treat directions to withhold authority, abstentions and broker non-votes as present and entitled to vote for purposes of determining the presence of a quorum. A broker non-vote occurs when a broker holding shares for a beneficial owner does not have authority to vote the shares. In the event that a quorum is not present at the meeting, we expect that the meeting will be adjourned or postponed to solicit additional proxies.

VOTES  REQUIRED

     The two nominees for director who receive the greatest number of votes cast in person or by proxy at the annual meeting will be elected directors of the Company. The ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants for the year ending December 31, 2000 requires the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote at the annual meeting.

     You are entitled to one vote on each matter to be considered at the meeting for each share of common stock you own on the record date. A broker who holds shares of common stock in nominee name will have discretionary authority to vote those shares on all proposals being submitted at the meeting.

     Abstentions may be specified on all proposals except the election of directors. Abstentions will be counted as present for purposes of the item on which the abstention is noted and, thus, have the effect of a vote against the proposal. With regard to the election of directors, votes may be cast in favor of or withheld with respect to either or both nominees; votes that are withheld will be excluded entirely from the vote and will have no effect. Shares represented by a proxy as to which there is a broker non-vote or a proxy in which authority to vote for any matter considered is withheld will have no effect on the vote for any matter. Votes will be tabulated by American Stock Transfer and Trust Company, the Company's transfer agent.

HOW  YOU  CAN  VOTE

     You may attend the annual meeting and vote your shares in person. You also may choose to submit your proxies by completing the enclosed proxy card, dating and signing it and returning it in the postage-paid envelope provided. If you sign your proxy card and return it without marking any voting instructions, your shares will be voted in favor of each of the proposals presented at the annual meeting. If your shares are held in "street name" (i.e., in the name of a broker, bank or other record holder), you must either direct the record holder of your shares how to vote your shares or obtain a proxy from the record holder to vote at the annual meeting.

HOW  YOU  MAY  REVOKE  OR  CHANGE  YOUR  VOTE

     You can revoke your proxy at any time before it is voted at the annual meeting by any of the following methods:

-     Submitting  a  later-dated  proxy  by  mail

- Sending a written notice, including by telegram or telecopy, to the Secretary of the Company. You must send any written notice of a revocation of a proxy so as to be delivered before the taking of the vote at the meeting to:

      ABC-NACO  Inc.
      2001  Butterfield  Road
      Suite  502
      Downers  Grove,  IL  60515
      Attention:  Secretary

- Attending the annual meeting and voting in person. Your attendance at the annual meeting will not in and of itself revoke your proxy. You must also vote your shares at the meeting. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the annual meeting.

COSTS  OF  SOLICITATION

     The Company will pay the costs of soliciting proxies. The Company has retained Corporate Investor Communications, Inc. to aid in the solicitation of proxies and to verify certain records to the solicitations. The Company will pay Corporate Investor Communications, Inc. a fee of $3,000 as compensation for its services and will reimburse it for its related out-of-pocket expenses.

     In addition to solicitation by mail, the directors, officers and employees of the Company may also solicit proxies from stockholders by telephone, telecopy, telegram or in person. Upon request, the Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in sending the proxy materials to beneficial owners.

                        PROPOSAL 1--ELECTION OF DIRECTORS

INTRODUCTION

     The Board of Directors is divided into three classes of directors, with Class I and Class II currently consisting of two directors each and Class III currently consisting of four directors. At each annual meeting of the stockholders, a class of directors shall be elected for a term expiring at the third succeeding annual meeting of stockholders after its election, to succeed that class of directors whose term then expires. Each director shall hold office until his or her successor has been duly elected and qualified, or until the director's earlier resignation, death or removal.

     The Board of Directors proposes the election as directors of the two persons named below under "Class II Nominees for Election to the Board of Directors For a Three-Year Term Expiring in 2003," to hold office for a term ending at the annual meeting of stockholders to be held in 2003. The Company has inquired of each nominee and has ascertained that each will serve if elected. The remaining six directors named below will continue in office. While the Board of Directors does not anticipate that either of the nominees will be unable to stand for election as a director at the annual meeting, if that is the case, proxies will be voted in favor of such other person or persons designated by the Board of Directors.

     Each nominee is a current director of the Company. Set forth below is a brief description of the background of the nominees for election as directors and of the directors continuing in office.

CLASS II DIRECTORS NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS FOR A THREE-YEAR TERM EXPIRING IN 2003

     RICHARD A. DREXLER. Mr. Drexler, age 52, has served as a director of the Company since February 1999. Prior thereto, Mr. Drexler served as a director of NACO, Inc. since 1995. Since 1993, Mr. Drexler has served as Chairman, Chief Executive Officer and President of Allied Products Corporation, which manufactures equipment for agricultural and related uses and also manufactures mechanical and hydraulic presses.

     GEORGE W. PECK, IV. Mr. Peck, age 68, has served as a director of the Company since February 1999. Prior thereto, Mr. Peck served as a director of ABC Rail Products Corporation ("ABC") since August 1991. Mr. Peck served as a principal of Kohlberg & Co., L.L.C., a New York merchant banking firm ("Kohlberg"), from 1987 to 1997 and as a special limited principal with Kohlberg from 1997 to present. From 1963 to 1987, Mr. Peck was a Director and Vice President of Canny, Bowen Inc., an executive recruiting firm. Mr. Peck serves as a director of Northwestern Steel and Wire Company, ABT Building Products Corporation and The Lion Brewery, Inc.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE ABOVE NOMINEES TO THE BOARD OF DIRECTORS.

CLASS  III  DIRECTORS  CONTINUING  IN  OFFICE--TERM  EXPIRING  IN  2001

     JOSEPH A. SEHER. Mr. Seher, age 55, has served as Chief Executive Officer of the Company since February 1999. Prior thereto, Mr. Seher served as Chairman of the Board and Chief Executive Officer of NACO, Inc. since its formation in 1987. From 1985 to 1987, Mr. Seher was Chairman of the Board and Chief Executive Officer of National Castings, Inc., a subsidiary of NACO, a rail products corporation. From 1981 to 1985, Mr. Seher was Executive Director of Corporate Development for Atcor, Inc., a manufacturer and distributor of electrical, mechanical, fire protection and consumer products. Mr. Seher has also served as a management consultant with A.T. Kearney & Co., a management consulting firm, and as an instructor at The Harvard Business School.

     DONALD W. GRINTER. Mr. Grinter, age 63, has served as Chairman of the Board of the Company since February 1999. Mr. Grinter served as a director of ABC from 1991 until February 1999 and as Chief Executive Officer and Chairman of the Board of ABC from December 1993 until February 1999. From August 1991 until December 1993, Mr. Grinter served as President and Chief Executive Officer of ABC and from August 1989 until August 1991, he served as President and Chief Operating Officer of ABC. From June 1987 until August 1989, Mr. Grinter was
President of the Supermarket Group of Hussmann Corporation, a commercial refrigerator company. Hussmann Corporation is a subsidiary of IC Industries (now Whitman Corporation), the parent company of Abex Corporation ("Abex"), a diversified industrial manufacturing company, from which ABC purchased substantially all of its assets in 1989. Mr. Grinter served as an Executive Vice President of Abex from June 1984 until June 1987.

     DANIEL W. DUVAL. Mr. Duval, age 63, has been a director of the Company since February 1999. Prior thereto, Mr. Duval served as a director of NACO, Inc. since 1995. Mr. Duval was President and Chief Executive Officer and a director of Robbins & Myers, Inc., a manufacturer of fluid management equipment for process industries, from 1986 to 1998 and was Vice Chairman and a director until his retirement from Robbins & Myers, Inc. on December 31, 1999. Prior to that time, Mr. Duval was President and Chief Operating Officer of Midland-Ross Corporation, a diversified industrial manufacturing company.

     JEAN-PIERRE M. ERGAS. Mr. Ergas, age 60, has served as a director of the Company since February 1999. Prior thereto, Mr. Ergas served as director of ABC since July 1995. Since January 1, 2000, Mr. Ergas has been Chairman and Chief Executive Officer of BWAY Corporation, a manufacturer of metal containers. Prior to that time, Mr. Ergas was the Executive Vice President of Alcan Aluminum Limited ("Alcan"), an international manufacturer of aluminum. From June 1995 to January 1996, Mr. Ergas served as Senior Advisor to the Chief Executive Officer of Alcan. During 1994, Mr. Ergas served as a trustee in residence of DePaul University. From 1991 to 1993, Mr. Ergas served as Chairman and Chief Executive Officer of American National Can Company ("ANC"), a manufacturer of consumer goods packaging. From 1989 to 1991, Mr. Ergas served as Chief Executive Officer of ANC. Mr. Ergas also serves as a director of Brockway Standard Inc. and Dover Corporation.

CLASS  I  DIRECTORS  CONTINUING  IN  OFFICE  -  TERM  EXPIRING  IN  2002

     JAMES E. MARTIN. Mr. Martin, age 73, has served as a director of the Company since February 1999. Prior thereto, Mr. Martin served as a director of ABC since July 1995. From May 1995 until December 1995, Mr. Martin served as the Senior Vice President, Operations of Chicago and North Western Railway Company, a freight railway company. From April 1994 to May 1995, he served as Executive Vice President, Operations of Chicago and North Western Transportation Company. From 1989 to March 1994, Mr. Martin was the President of The Belt Railway Company of Chicago. Mr. Martin is a member of the National Freight Traffic Association.

     WILLARD H. THOMPSON. Mr. Thompson, age 72, has served as a director of the Company since February 1999. Prior to the Merger, Mr. Thompson served as a director of NACO, Inc. since 1988. Mr. Thompson has been an owner and a senior transport consultant of Transport Specialty Group of California, Inc., a transportation consulting company, since 1988. Mr. Thompson has also served as a railroad transport/intermodal specialist for the World Bank.

BOARD  OF  DIRECTORS  MEETINGS  AND  COMMITTEES

     The Board of Directors held three meetings during the Transition Period. The Company has standing Audit and Compensation Committees. The Company does not have a Nominating Committee.

     Audit Committee. The Audit Committee is responsible for recommending annually to the Board of Directors the appointment of the Company's independent public accountants; discussing and reviewing the scope and the fees of the prospective annual audit; reviewing the results thereof with the Company's independent public accountants; reviewing compliance with existing major accounting and financial policies of the Company; reviewing the adequacy of the Company's financial organization; reviewing management's procedures and policies relative to the adequacy of the Company's internal accounting controls and compliance with federal and state laws relating to accounting practices; and reviewing and approving (with the concurrence of a majority of the Company's independent directors) transactions, if any, with affiliated parties. The Audit Committee is currently comprised of Messrs. Ergas (Chairman), Drexler and Martin. During the Transition Period, the Audit Committee held two meetings.

     Compensation Committee. The Compensation Committee is responsible for establishing the Company's executive officer compensation policies and for administering these policies. The Compensation Committee is currently comprised of Messrs. Duval (Chairman), Peck and Thompson. During the Transition Period, the Compensation Committee held three meetings.

     During the Transition Period, each of the Company's current directors attended at least 75% of the meetings of the Board of Directors and the Committees on which he served (during the period that he served).

COMPENSATION  OF  DIRECTORS

     During the Transition Period, the Company's directors who were not receiving compensation as officers or employees of the Company were paid $6,250 (based on an annual retainer of $25,000, payable quarterly) and a fee of $1,500 per day for attending each meeting of the Board of Directors and each meeting of any committee of which they were a member. All directors are reimbursed for expenses incurred in connection with their attendance at Board of Directors and committee meetings. In November 1999, the Board of Directors terminated the Director Plan which had provided for an automatic annual stock option grant of 5,000 shares of the Company's common stock to each non-employee director of the Company. Directors are eligible to participate in the Company's 1999 Omnibus Stock Plan and in Fiscal 1999, each director was granted a stock option for 5,000 shares of the Company's common stock at an exercise price of $13.3875 per share. No options were granted to directors during the Transition Period.

                            EXECUTIVE COMPENSATION

SUMMARY

     The following table shows the compensation of the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers for services rendered in all capacities to the Company and its subsidiaries for the Transition Period, Fiscal 1999, Fiscal 1998 and Fiscal 1997.

                           SUMMARY COMPENSATION TABLE


                                            ANNUAL COMPENSATION                LONG-TERM
                                            -------------------              COMPENSATION
                                                                       ------------------------
                           TRANSISTION
                              PERIOD/                        OTHER ANNUAL  SECURITIES   ALL OTHER
                               FISCAL                        COMPENSATION  UNDERLYING  COMPENSATION
NAME AND PRINCIPAL POSITION    YEAR(1)    SALARY($)  BONUS($)     ($)      OPTIONS(#)     ($)(2)
---------------------------------------------------------------------------------------------------
Joseph A. Seher . . . . . .8/99-12/99(4)   188,657      -0-       -0-        -0-        3,267
  Chief Executive Officer .      1999      209,925    173,488     -0-        -0-          -0-
                                 1998        N/A        N/A       N/A        N/A          N/A
                                 1997        N/A        N/A       N/A        N/A          N/A

Donald W. Grinter . . . .  8/99-12/99(4)   139,903      -0-       -0-        -0-          -0-
  Chairman of the Board .        1999      315,000    111,510     -0-       35,000      8,592
  of Directors. . . . . .        1998      301,664    197,820     -0-        -0-        8,592
                                 1997      274,992      -0-       -0-        -0-        9,092

Vaughn W. Makary. . . . .  8/99-12/99(4)   158,400      -0-       -0-        -0-          -0-
  President and . . . . .        1999      162,398    112,147     -0-       35,000      5,229
  Chief Operating Officer        1998        N/A        N/A       N/A        N/A          N/A
                                 1997        N/A        N/A       N/A        N/A          N/A

John W. Waite . . . . . .  8/99-12/99(4)   118,248     -0-        -0-        -0-          -0-
  Executive Vice President .     1999      132,285    80,351      -0-       35,000      4,787
  and Chief Administrative       1998        N/A       N/A        N/A        N/A          N/A
  Officer                        1997        N/A       N/A        N/A        N/A          N/A

James P. Singsank(3). . . .8/99-12/99(4)    71,485     -0-        -0-        -0-        2,099
  Senior Vice President and      1999      145,268    37,949      -0-       20,000      4,461
  Chief Financial Officer .      1998        N/A       N/A        N/A        N/A          N/A
                                 1997        N/A       N/A        N/A        N/A          N/A

--------
(1) Information for Messrs. Seher, Makary, and Waite in Fiscal 1999 reflects only compensation paid to such persons by the Company after February 19, 1999 (the effective date of the merger between ABC and NACO, Inc., referred to as the "Merger"). Prior to the Merger, such persons were directors and/or executive officers of NACO, and not the Company, and, accordingly, no compensation information is reflected in the table for such persons prior to the Merger in Fiscal 1999, or in Fiscal 1998 or Fiscal 1997.

(2) Amounts shown for all persons other than Mr. Grinter represent employer matching contributions under the Company's Savings and Investment 401(k) Plan (the "401(k) Plan"). Amounts shown for Mr. Grinter for Fiscal 1999, Fiscal 1998 and Fiscal 1997 include $4,092 in each year for premiums paid on a life insurance policy on Mr. Grinter's life, of which Mr. Grinter's spouse is the beneficiary, and employer matching contributions of $4,500, $4,500 and $5,000 respectively, under the 401(k) Plan.

(3) James P. Singsank became Senior Vice President and Chief Financial Officer of the Company on July 6, 1999 and, accordingly, no compensation information is reflected in the table for Mr. Singsank in Fiscal 1998 or Fiscal 1997.

(4) Amounts shown in the salary column represent the compensation for the Transition Period. No bonuses were paid to the named executives during the Transition Period. Salary paid for the twelve-month period ended 1999 to the named executives was in order of appearance $462,126, $319,903, $373,075, $314,052 and $163,418, respectively.

OPTION  GRANTS  IN  THE  TRANSITION  PERIOD

     No options were granted to the named executive officers during the Transition Period.

OPTION  EXERCISES  IN  THE  TRANSITION  PERIOD

     The table below sets forth certain information for the Transition Period concerning the value of unexercised options held by each of the named executive officers as of December 31, 1999. No named executive officer exercised any options in the Transition Period.

                AGGREGATED OPTION EXERCISES IN TRANSITION PERIOD
                       AND TRANSITION PERIOD OPTION VALUES


                                        Number of Securities          Value of Unexercised
                                       Underlying Unexercised             In-the-Money
                                           Options at                      Options at
                   Shares               Transition Period (#)        Transition Period ($)(1)
                 Acquired on  Value   ----------------------         ------------------------
                 Exercise (#) Realized   Exercisable Unexercisable   Exercisable Unexercisable
                 ------------  --------  -----------  -------------    ----------- -------------
Joseph A. Seher .     -0-       -0-         -0-            -0-            -0-          -0-
Donald W. Grinter     -0-       -0-       92,000         35,000           -0-          -0-
Vaughn W. Makary.     -0-       -0-         -0-          35,000           -0-          -0-
John W. Waite . .     -0-       -0-         -0-          35,000           -0-          -0-
James P. Singsank     -0-       -0-       30,000         35,000           -0-          -0-

--------
(1) Represents the difference between $8.50 (the average of the high and low sale prices of the common stock on the Nasdaq NMS as reported in The Wall Street Journal on December 31, 1999 and the option exercise price, multiplied by the number of shares of common stock covered by the options held.

SEVERANCE  AND  OTHER  ARRANGEMENTS

     The Company has severance and change in control arrangements with Messrs. Seher, Grinter, Makary, Waite, and Singsank (the "Executives"). Each arrangement provides, among other things, that if the Company terminates an Executive's employment other than for cause (as defined in the agreement), the Company will be obligated to pay the Executive the following amounts as severance: (1) two times the Executive's base salary as of the termination date; (2) the Executive's pro rata bonus for the year in which he is terminated; and (3) certain car allowances and outplacement service fees. In addition, the Company shall continue the Executive's medical benefits and insurance coverage until the earlier of two years from the date of termination and the time, if applicable, at which the Executive receives similar benefits from a new employer. If an Executive is terminated by the Company other than for cause or the Executive terminates his employment with the Company for good reason (as defined in the agreement) within three years of a change in control (as defined in the agreement), the Executive will be entitled to all of the foregoing severance payments and benefits plus the larger of (A) two times the average bonus paid to the Executive during the two fiscal years prior to his termination and (B) two times the bonus the Executive otherwise would have earned based on the Executive's current salary multiplied by the targeted bonus percentage for the Executive for the year in which he was terminated. If severance payments to an Executive would result in the imposition of an excise tax on the payments, the Company will also reimburse the Executive for the excise tax plus the income and excise taxes thereon.

COMPENSATION  COMMITTEE  REPORT  ON  EXECUTIVE  COMPENSATION

     The Compensation Committee has furnished the following report on executive compensation to the stockholders of the Company. This report is not and will not be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934.

     Committee. The Compensation Committee consists of Messrs. Duval, Peck and Thompson, each of whom is a non-employee director of the Company. The Committee is responsible for reviewing and approving annual salaries and bonuses for all officers and administering the Company's stock option plans.

     Compensation Policy and Objectives. The primary goal of the Company's Compensation Committee is to assure that the compensation provided to the Company's executive officers is linked to the Company's business strategies and objectives, thereby aligning the financial interests of senior management with those of the stockholders. Beyond that, the priorities of the Compensation
Committee are to assure that the Company's executive compensation programs enable the Company to attract, retain and motivate the high caliber of executives required for the success of the Company's business. These objectives are achieved through a variety of compensation programs, summarized below, which support both the current and long-term performance of the Company's business.

     The Committee evaluates the competitiveness of its executive compensation programs using information drawn from a variety of sources, including published survey data, information supplied by consultants, and the Company's own experience in recruiting and retaining executives. While there is no set peer group against which compensation has been or will be measured, the Committee reviews broad based industry salary data for manufacturing companies with sales in the Company's range and, when available, examines industry-specific data relative to a particular position.

     The Committee is cognizant of provisions under Section 162(m) of the Internal Revenue Code which limit the deductibility of certain compensation expense. Section 162(m) did not limit the deductibility of any compensation paid by the Company in Fiscal 1999.

     The following are the criteria considered by the Committee and the Board of Directors in establishing the Company's compensation programs for its executive officers and the factors considered in determining the compensation of the Company's chief executive officers during the Transition Period.

     Base salary. Base salaries for executive officers were determined by evaluating the responsibilities of the position, historical salary increases, market levels for similar positions and Company performance. Individual salaries varied somewhat below or above the prevailing market rates based upon the individual's performance and contribution to Company success and tenure on the job. Salaries are reviewed on an annual basis and adjusted as necessary based primarily upon individual performance with consideration given to each executive's total compensation package. Base salaries since the Merger on February 19, 1999 were determined using these criteria.

     Annual incentives. During the Transition Period, executive officers that were employed by the Company had the opportunity to earn a five-month pro-rata share of the annual bonus targets which ranged between 20% and 60% of base salary ("Annual Bonuses") based on target earnings per share established by the Board of Directors. The target amounts were established shortly before the start of the Transition Period and Transition Period Bonuses were evaluated by the Committee after the end of the Transition Period. Over time, the Company has found that linking executive pay principally to earnings per share ties the executive's interests and rewards to those of the stockholder. No Transition Period Bonuses were to be paid to executive officers unless the Company achieved 83% of the targeted earnings per share. Since the minimum level of targeted earnings per share were not achieved, the Company did not pay Transition Period Bonuses to its executive officers for the defined period.

     Long-Term Incentives. To further align the interest of stockholders and management, the Company grants stock options to its executive officers. The number of shares awarded is established and reviewed from time to time by the Compensation Committee on the basis of subjective factors. The exercise price is equal to the fair market value of the stock on the date of grant. The options are exercisable for periods determined by the Compensation Committee of the Board of Directors and expire ten years from the date of grant. Such stock options provide incentive for the creation of stockholder value since the full benefit of the compensation package cannot be realized unless the price of the common stock appreciates. No options were granted to the named executive officers during the Transition Period.

     CEO Compensation. Mr. Seher served as Chief Executive Officer of the Company since the date of the Merger on February 19, 1999. Mr. Seher's Transition Period salary of $188,657 was driven by a base annual salary of $490,080. Mr. Seher's base salary was determined based on the vital importance of the Chief Executive Officer position, achievement of goals and overall performance. Mr. Seher also participates in the Annual Bonus program described above and is subject to its standards. No bonus was awarded to Mr. Seher in the Transition Period since the Company's performance goals were not met.

     Conclusion. The Committee believes that a high caliber, motivated management team is critical to sustained business success. Placing a significant portion of the total potential compensation for the named executive officers "at risk" and payable based on performance-based variables motivates and focuses management on its pay-for-performance policy which links executive rewards to stockholder returns.

     This  report  is  submitted  on  behalf  of  the  Compensation  Committee:

                       Daniel  W.  Duval  (Chairman)
                          George  W.  Peck,  IV
                          Willard  H.  Thompson


                   EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

     During the Transition Period, the Compensation Committee was comprised of Daniel W. Duval (Chairman), George W. Peck, IV and Willard H. Thompson. No executive officer of the Company served as a member of the compensation committee or as a director of any other entity that has an executive officer who serves on the Compensation Committee or is a director of the Company.

                            CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as to the beneficial ownership of shares of common stock of each person or group known to the Company as of February 15, 2000 to be the beneficial owner of more than 5% of any class of the Company's voting securities. Each beneficial owner has sole investment and voting power with respect to the shares of common stock set forth below.


                                                Common Stock Beneficially
                                               Owned on February 15, 2000
                                               --------------------------
                                            Number of    Percent of Class
NAME AND ADDRESS OF BENEFICIAL OWNER          Shares        Outstanding
-----------------------------------------  ------------  -----------------
State of Wisconsin Investment Board.. . .  1,125,000(1)        5.90%
P.O. Box 7842
Madison, WI  53707

David L. Babson and Company Incorporated.  1,074,200(2)        5.64%
One Memorial Drive
Cambridge, MA  02142-1300

ICM Asset Management, Inc . . . . . . . .  1,061,105(3)        5.60%
601 W. Main Avenue, Ste 600
Spokane, WA  99201
--------

(1) As reported in a statement on Schedule 13G filed with the Securities and Exchange Commission on February 10, 2000 by State of Wisconsin Investment Board.

(2) (2)As reported in a statement on Schedule 13G filed with the Securities and Exchange Commission on January 25, 2000 by David L. Babson and Company Incorporated.

(3)     As reported in a statement on Schedule 13G filed with the Securities and
Exchange   Commission  on  February  8,  2000  by  ICM  Asset  Management,  Inc.

     The following table sets forth information as of February 15, 2000 as to the beneficial ownership of shares of common stock of each director, each nominee for director, and each named executive officer, individually, and all directors and executive officers of the Company, as a group. In general, "beneficial ownership" includes those shares that a director, director nominee or executive officer has the power to vote or transfer, as well as (1) shares that may be obtained within 60 days by any such person upon the exercise of options and (2) shares owned by immediate family members that reside with any such person. Except as otherwise indicated in the footnotes to the table, each individual has sole investment and voting power with respect to the shares of common stock set forth below.


                                              COMMON STOCK BENEFICIALLY
                                              OWNED ON FEBRUARY 15, 2000
                                              --------------------------
                                           NUMBER OF        PERCENT OF CLASS
NAME OF BENEFICIAL OWNER                   SHARES            OUTSTANDING(9)
-------------------------------------    ---------         -----------------
Richard A. Drexler. . . . . . . . . .     17,400                      *
Daniel W. Duval . . . . . . . . . . .     18,400(1)                   *
Jean-Pierre Ergas . . . . . . . . . .     30,000(2)                   *
Donald W. Grinter . . . . . . . . . .    319,367(3)                  1.67%
Vaughn W. Makary .. . . . . . . . . .    451,538                     2.37%
James E. Martin . . . . . . . . . . .     42,000(2)(4)(8)             *
George W. Peck IV . . . . . . . . . .     19,000(2)
Joseph A. Seher . . . . . . . . . . .  4,951,857(5)                 26.0%
James P. Singsank . . . . . . . . . .     32,500(6)                   *
Willard H. Thompson . . . . . . . . .     14,314                      *
John W. Waite . . . . . . . . . . . .    392,868                     2.06%
All directors and executive officers
as a group (14 persons) . . . . . . .  6,308,394(7)                  32.8%
                                       ------------
--------

*     Less  than  one  percent  of  the  Company's  outstanding  common  stock.

(1)     Includes  1,000  shares  owned  of  record  by  his  spouse.

(2) Includes 15,000 shares subject to outstanding options which are exercisable as of or within 60 days of February 15, 2000.

(3) Includes 92,000 shares subject to outstanding options which are exercisable as of or within 60 days of February 15, 2000.

(4) Includes 6,000 shares held in an irrevocable trust created for the benefit of Mr. Martin's grandchildren, with respect to which Mr. Martin shares investment power with the trustee, who is his daughter.

(5) Includes as of March 10, 2000, 3,045,000 shares held by the Seher Family Limited Partnership, for which Mr. Seher and his wife are the sole general partners and which Mr. Seher, his wife, the Deborah Jill Seher Trust and the Amy Marie Seher Trust are the sole limited partners. Such shares are owned indirectly through the Reporting Person's position as a general partner in the Seher Family Limited Partnership.

(6) Includes 30,000 shares subject to outstanding options which are exercisable as of or within 60 days of February 15, 2000.

(7) Includes 168,250 shares subject to outstanding options which are exercisable as of or within 60 days of February 15, 2000.

(8) Includes 6,000 shares owned of record by others over which Mr. Martin shares voting and/or investment power.

(9) The 19,061,132 shares are exclusive of 311,110 shares to be issued to fulfill the Company's stock earn-out obligations on previous acquisitions.

                      COMMON STOCK PRICE PERFORMANCE GRAPH

     The following common stock price performance graph compares the yearly change in the Company's cumulative total stockholder returns on its common stock during the Company's last five fiscal years and the Transition Period, with the cumulative total return of the Standard & Poor's 500 Stock Index ("S&P 500") and the Standard & Poor's Railroads Index ("S&P Railroads"), assuming the investment of $100 on July 31, 1994 and the reinvestment of dividends (rounded to the nearest dollar).

                                 [GRAPH OMITTED]

                 07/31/94  07/31/95  07/31/96  07/31/97  07/31/98  07/31/99  12/31/99
ABC-NACO INC. .    $100.00   $141.78   $117.81   $100.68    $78.08   $109.59    $45.21
S&P 500 INDEX .    $100.00   $126.11   $147.00   $223.65   $266.78   $320.68   $356.52
RAILROADS - 500    $100.00   $125.61   $141.50   $205.26   $161.65   $186.23   $150.86


     This performance graph is presented in accordance with requirements of the Securities and Exchange Commission, but is not incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934. We caution you not to draw any conclusions from the data in the graph, as past results do not necessarily indicate future performance.

 PROPOSAL 2--RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT PUBLIC
                                   ACCOUNTANTS

     Subject to ratification by the stockholders, the Board of Directors has reappointed Arthur Andersen LLP as independent public accountants to audit the consolidated financial statements of the Company for the calendar year ending December 31, 2000. If the stockholders should fail to ratify the appointment of the independent accountants, the Board of Directors would reconsider the appointment.

     It is expected that representatives of Arthur Andersen LLP will be present at the annual meeting, will have an opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.


             SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE REPORTING

     Based solely upon a review of reports on Forms 3, 4 and 5 and any amendments thereto furnished to the Company pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and written representations from the executive officers and directors that no other reports were required, the Company believes that all of such reports were filed on a timely basis by executive officers and directors during Transition Period.

                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     To be considered for inclusion in next year's proxy materials, stockholder proposals to be presented at such annual meeting must be in writing and be received by the Company no later than December 15, 2000.

     Other proposals that are not included in the proxy materials will be considered timely and may be eligible for presentation at the Company's annual meeting on April 20, 2001 if they are received by the Company in the form of a written notice no later than January 15, 2001.

                                 OTHER BUSINESS

     The Board of Directors does not know of any business to be brought before the annual meeting other than the matters described in the notice of annual meeting. However, if a stockholder properly brings any other matters for action, each person named in the accompanying proxy intends to vote the proxy in accordance with his judgment on such matters.

By  Order  of  the  Board  of  Directors,

/s/ Mark F. Baggio
Mark  F.  Baggio
Vice  President,  General  Counsel  and
Secretary



March  13,  2000

THE COMPANY'S TRANSITION PERIOD ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K IS INCLUDED AS A PART OF THE COMPANY'S TRANSITION PERIOD ANNUAL REPORT WHICH ACCOMPANIES THIS PROXY STATEMENT AND FORM OF PROXY.

                                  ABC-NACO INC.
                        2001 BUTTERFIELD ROAD, SUITE 502
                          DOWNERS GROVE, ILLINOIS 60515

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
          FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 20, 2000


     The undersigned hereby appoints Joseph A. Seher and Donald W. Grinter, and each of them individually, as proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote at the Annual Meeting of Stockholders of ABC-NACO Inc. to be held April 20, 2000, and at any adjournments thereof, on the following proposals:

1.     Election  of  Directors.
       Nominees:
       Richard  A.  Drexler  and  George  W.  Peck  IV

2. Ratification of the appointment of Arthur Andersen LLP as independent public accountants.


     With respect to other matters that properly come before the annual meeting or any adjournment of the annual meeting, the proxies named above are authorized to vote upon those matters in their discretion.

     You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE) but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. Your shares cannot be voted unless you sign, date and return this card.


SEE REVERSE SIDE

Please mark your vote as in this example. X

When this proxy card is properly executed, the shares to which it relates will be voted in the manner directed herein. If no direction is made, the shares will be voted FOR the election of directors and FOR proposal (2) below.

The Board of Directors recommends a vote FOR each of proposal (1) and (2) below.

1.  Election of Directors

FOR, except withhold vote from the following nominees:

------------------------------------------------------

2.  Ratification of independent public accountants.

By signing this proxy card, you acknowledge receipt of the Notice of Annual Meeting of Stockholders to be held April 20, 2000 and the Proxy Statement dated March 13, 2000.